UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2018 (June 20, 2018)

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Main Street, Suite 225 Irvine, California 92614
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2018, the Board of Directors of Terra Tech Corp. (the “Company”) amended (the “Amendment”) the first paragraph of Section 9 of Article II of the Bylaws of the Company to eliminate the requirement that an executive committee or other committee of the Board consist of three or more directors. The first paragraph of Section 9 of Article II of the Bylaws of the Company previously provided that any such committee consist of three or more directors.

A copy of the Amendment is attached to this Current Report on Form 8-K (the “Report”) as Exhibit 3.1.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the provisions of the Amendment filed as Exhibit 3.1 to this Report, which is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment of Bylaws, dated June 20, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: June 22, 2018	By:	/s/ Derek Peterson
Derek Peterson
Chief Executive Officer

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